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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                August 24, 1999


                           LITTLE SWITZERLAND, INC.
                           ------------------------
              (Exact name of registrant as specified in charter)


         Delaware                        0-19369                 66-0476514
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(State or other jurisdiction     (Commission file number)    (IRS employer
     of incorporation)                                       identification no.)


         161-B Crown Bay Cruise Ship Port, St. Thomas, U.S.V.I. 00802
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (340) 776-2010
                                                           --------------
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Item 5 - Other Events
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     Little Switzerland, Inc. (the "Company") issued a press release on August
24, 1999 announcing that Robert L. Baumgardner has been named to the posts of President and Chief Executive Officer, effective August 17, 1999. Mr. Baumgardner has also been appointed as a Class I director, increasing the board to six members. Mr. Kenneth Watson, who had been serving as Acting President and Chief Executive Officer since April 1999, will remain a director of the Company. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     Exhibit 99.1 - Press Release of Little Switzerland, Inc., dated August 24, 1999.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LITTLE SWITZERLAND, INC.



Date: August 24, 1999         By:  /s/  ROBERT L. BAUMGARDNER
                                 --------------------------------------------
                                 Name:  Robert L. Baumgardner
                                 Title: President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

   Exhibit No.      Description
   -----------      -----------

   Exhibit 99.1 -   Press Release of Little Switzerland, Inc., dated
                    August 24, 1999.